UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8‑K

Current Report
Pursuant to Section 13 or 15(D) of the Securities Exchange Act of 1934

April 26, 2017
Date of Report (Date of earliest event reported)

BALL CORPORATION
(Exact name of Registrant as specified in its charter)

Indiana	001-07349	35-0160610
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File No.)	Identification No.)

10 Longs Peak Drive, P.O. Box 5000, Broomfield, CO 80021-2510
(Address of principal executive offices, including ZIP Code)

(303) 469-3131
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Ball Corporation
Current Report on Form 8‑K
Dated April 27, 2017

Item 5.07.	Submission of Matters to a Vote of Security Holders

On April 26, 2017, the Company held its Annual Meeting of Shareholders ("Annual Meeting"). Following are the results of the matters voted on by shareholders at the Annual Meeting:

1.	Election of Directors.

Director	For	Withheld

John A. Hayes	120,083,600	27,245,904
George M. Smart	109,557,169	37,772,335
Theodore M. Solso	109,551,070	37,778,434
Stuart A. Taylor II	119,916,002	27,413,502

2.	Ratification of the appointment of PricewaterhouseCoopers LLP as the independent auditor for the Company for 2017.

For	Against	Abstain
156,866,987	2,822,211	332,113

3.	Approval of Amended and Restated 2013 Stock and Cash Incentive Plan.

For	Against	Abstain	Broker Non-Votes
137,697,945	8,947,571	683,988	12,691,807

4.	Approval, by non-binding advisory vote, of the compensation of the Named Executive Officers as disclosed in the 2017 Proxy Statement.

For	Against	Abstain	Broker Non-Votes
140,795,950	5,195,575	1,337,979	12,691,807

5.	Recommendation, by non-binding vote, of the frequency of the non-binding shareholder vote to approve the compensation of the named executive officers.

One Year	Two Years	Three Years	Abstain
138,007,038	524,836	7,777,129	1,020,501

Item 8.01.	Other Events

On April 26, 2017, the Company announced that its Board of Directors declared a two-for-one stock split of the Company's common stock, and increased the quarterly cash dividend.

The distribution date for the stock split will be May 16, 2017, for shareholders of record on May 8, 2017. Such shareholders will be issued one additional share of common stock of the Company for each share of common stock of the Company owned on May 8, 2017. Such distribution of common stock of the Company will be made effective May 16, 2017, by book entry. The Board of Directors declared a quarterly cash dividend of 20 cents per share, being 10 cents per post-split share, payable June 15, 2017, to shareholders of record on June 1, 2017, which represents an increase of 54 percent over the quarterly dividend of 13 cents per pre-split share.

(d)	Exhibits.

The following are furnished as exhibits to this report:

Exhibit 99.1	Ball Corporation Press Release dated April 26, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BALL CORPORATION
(Registrant)

By:	/s/ Scott C. Morrison
	Name:	Scott C. Morrison
	Title:	Senior Vice President and Chief Financial Officer

Date: April 27, 2017

Ball Corporation
Form 8‑K
April 27, 2017

EXHIBIT INDEX

Description	Exhibit

Ball Corporation Press Release dated April 26, 2017	99.1

5